EXHIBIT 32

                          CERTIFICATION

           Certification of Chief Executive Officer and the
                     Chief Financial Officer
      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
                     18 U.S.C. Section 1350

In connection with the Annual Report of Raven Moon Entertainment, Inc.
(the "Company") on Form 10-KSB for the year ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof
(the "Report"), I, Joey DiFrancesco, President and Chief Executive
Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

	1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

	2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods presented in this Report.

  Date: April 15, 2008

  /s/  Joey DiFrancesco
  ------------------------------
    Joey DiFrancesco, President
    Chief Executive Officer



In connection with the Annual Report of Raven Moon Entertainment, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark Murphy, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

	1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

	2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods presented in this Report.

  Date: April 15, 2008

  /s/  Mark Murphy
  ------------------------
     Mark Murphy, CFO